Prospectus Supplement	247464/08/07
dated August 24, 2007 to:

PUTNAM VT RESEARCH FUND Prospectus dated April 30, 2007

The section “Who oversees and manages the funds?” is supplemented to reflect that the members of the Global Equity Research Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joshua Brooks (Portfolio Leader), Kelly Morgan (Portfolio Leader), Walter Scully (Portfolio Member) and Charles Dane (Portfolio Member).

Positions held by Ms. Morgan and Messrs. Brooks and Dane over the past five years are set forth in the prospectus.

Mr. Scully joined the fund in 2007. Since 1995, he has been employed by Putnam Management, currently as an Analyst.

HV-6197